Exhibit 24


                            POWER OF ATTORNEY

We, the undersigned officers and directors of Norfolk Southern Corporation hereby constitute Henry D. Light and Henry C. Wolf, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, any and all Registration Statements on Form S-8 for the Thrift and Investment Plan of Norfolk Southern Corporation and Participating Subsidiary Companies (Registration Number 333-40993), the Thoroughbred Retirement Investment Plan of Norfolk Southern Corporation and Participating Subsidiary Companies (Registration Number 333-78939), the Norfolk Southern Corporation Directors' Restricted Stock Plan (Registration Number 33-52031), the Norfolk Southern Corporation Thoroughbred Stock Option Plan (Registration Number 333-71321), the Norfolk Southern
Corporation Long-Term Incentive Plan (Registration Number 333-60722), collectively "the S-8 Registration Statements," and any and all amendments to said S-8 Registration Statements, and any documents related to the Registration Statements on Form S-3 (Registration Numbers 333-57872 and 333-57872-01), any and all amendments thereto and any additional registration statements relating to the same offering of securities as the Registration Statements on Form S-3 that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Norfolk Southern Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

	Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below on this 26th day of March, 2002, by the following persons in the capacities indicated.

Signature                          			Title


/s/ David R. Goode					Chairman, President
(David R. Goode)						and Chief Executive
								Officer and Director
                                   			(Principal Executive
								Officer)

/s/ Henry C. Wolf						Vice Chairman and Chief
(Henry C. Wolf)                                 Financial Officer
                                                (Principal financial
                                                Officer)

/s/ John P. Rathbone					Senior Vice President
(John P. Rathbone) 					and Controller
								(Principal Accounting
								Officer)


/s/ Gerald L. Baliles
(Gerald L. Baliles)           	     		Director


/s/ Caroll A. Campbell, Jr.
(Carroll A. Campbell, Jr.)              		Director


/s/ Gene R. Carter
(Gene R. Carter)  	                 		Director


/s/ Alston D. Correll
(Alston D. Correll)                    		Director


/s/ Landon Hilliard
(Landon Hilliard)              			Director


/s/ Steven F. Leer
(Steven F. Leer)           				Director


/s/ Jane Margaret O'Brien
(Jane Margaret O'Brien)            			Director


/s/ Harold W. Pote
(Harold W. Pote)  	                 		Director


/s/ J. Paul Reason
(J. Paul Reason)						Director